                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): October 24, 2001

                      DiamondCluster International, Inc.
            (Exact name of registrant as specified in its charter)


                Delaware                           000-22125                        36-4069408
    (State or other jurisdiction of         (Commission File Number)   (IRS Employer Identification Number)
             incorporation)

          John Hancock Center
 875 North Michigan Avenue, Suite 3000                                                60611
        Chicago, Illinois  60611                                                    (Zip Code)
(Address of principal executive offices)


                                 312-255-5000
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Items

     The registrant issued a press release and held a conference call with analysts, investors and members of the public on October 24, 2001 announcing second quarter results for fiscal year 2002 and issuing guidance for the remainder of the fiscal year 2002. The press release and the script of the presentation delivered on the conference call is filed herewith under Item 7(c). The registrant noted that certain remarks made during the conference call were forward-looking statements and that investors and analysts should realize that actual results might differ materially. The registrant further stated that any forward-looking statements speak only as of today's date, October 24, 2001, and that it undertakes no duty to update this information in the future. The risks and uncertainties associated with the registrant's business are highlighted in its filings with the Securities and Exchange Commission, including the Form 10-Q for the quarter ended June 30, 2001.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  None

(b)  None

(c)  Exhibits

Exhibit No.          Document
-----------          --------
   99        Press Release
   99.1      Script of Conference Call

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIAMONDCLUSTER INTERNATIONAL, INC.


                                       By:
                                           ------------------------------------
                                       Chief Financial Officer

October 24, 2001

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                                 EXHIBIT INDEX



Exhibit No.                          Document                         Page
-----------                          --------                         ----
   99        Press Release                                              1
   99.1      Script of Conference Call                                  2

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